Prospectus Supplement July 17, 1998*

IDS Managed Allocation Fund (Nov. 28, 1997) S-6141 M (11/97)

The following paragraph replaces the paragraph on Guru Baliga in the "Portfolio management team" section of the prospectus:

James Johnson began managing the U.S. equity portion of the Portfolio in July of 1998. He also provides quantitative analysis for the Portfolio's tactical asset allocation decisions. He joined AEFC in 1994 as an equity quantitative analyst for American Express Asset Management Group. He has managed the focused research product for American Express Asset Management Group since 1996. Prior to joining AEFC, he served as an equity quantitative analyst at Piper Capital Management, Inc.



S-6141-11 A (7/98)
*Valid until next prospectus update

Destroy-Nov. 30, 1998